Exhibit 99.2

POWER OF ATTORNEY
January 14, 2008

KNOW ALL BY THESE PRESENT, that the undersigned hereby separately constitutes and appoints each of Jason G. Bernzweig, Jason H. Neimark and Michael J. McConvery, the undersigned’s true and lawful attorneys-in-fact to: (i) execute for and on behalf of the undersigned, in the undersigned’s capacity as (x) an officer and/or director of, and/or a direct or indirect owner of greater than 10% membership interest in, SCSF Equities, LLC, a Delaware limited liability company, or its controlling persons, or (y) an officer and/or director of Sun Capital Partners V, Ltd., a Cayman Islands exempted company (the entities in (x) and (y) together, the “Companies”), Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder as well as Schedule 13D or Schedule 13G and any amendments thereto; (ii) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and Schedule 13D or Schedule 13G and any amendments thereto and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority, including the New York Stock Exchange; and (iii) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby separately grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  Each of the undersigned acknowledges that none of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are assuming, nor is any Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect as to each of the foregoing attorneys-in-fact until each of the undersigned is no longer required to file Forms 3, 4 and 5 or Schedule 13D or Schedule 13G with respect to the undersigned’s holdings of and transactions in securities issued by Kellwood Company, a Delaware corporation, unless earlier revoked as to one or more of such attorneys-in-fact by each of the undersigned in a signed writing delivered to the attorney- or attorneys-in-fact whose power of attorney is revoked by such writing.  In the case of a revocation of this Power of Attorney as to one or more of the foregoing attorneys-in-fact, this Power of Attorney shall nonetheless remain in force as to each attorney-in-fact to whom no such signed writing is delivered.

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IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date first written above.

SUN CAPITAL PARTNERS V, L.P.

By:	SUN CAPITAL ADVISORS V, L.P.
Its:	General Partner

By:	SUN CAPITAL PARTNERS V, Ltd.
Its:	General Partner

By:	/s/Marc J. Leder
Name: Marc J. Leder
Title: Co-CEO

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date first written above.

SUN CAPITAL ADVISORS V, L.P.

By:	SUN CAPITAL PARTNERS V, Ltd.
Its:	General Partner

By:	/s/Marc J. Leder
Name: Marc J. Leder
Title: Co-CEO

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date first written above.

SUN CAPITAL PARTNERS V, Ltd.

By:	/s/Marc J. Leder
Name: Marc J. Leder
Title: Co-CEO

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date first written above.

SCSF EQUITIES, LLC

By:	/s/Marc J. Leder
Name: Marc J. Leder
Title: Co-CEO

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date first written above.

SUN CAPITAL SECURITIES OFFSHORE FUND, Ltd.

By:	/s/Marc J. Leder
Name: Marc J. Leder
Title: Director

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date first written above.

SUN CAPITAL SECURITIES FUND, LP

By:	SUN CAPITAL SECURITIES ADVISORS, LP
Its:	General Partner

By:	SUN CAPITAL SECURITIES, LLC
Its:	General Partner

By:	/s/Marc J. Leder
Name: Marc J. Leder
Title: Co-CEO

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date first written above.

SUN CAPITAL SECURITIES ADVISORS, LP

By:	SUN CAPITAL SECURITIES, LLC
Its:	General Partner

By:	/s/Marc J. Leder
Name: Marc J. Leder
Title: Co-CEO

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date first written above.

SUN CAPITAL SECURITIES, LLC

By:	/s/Marc J. Leder
Name: Marc J. Leder
Title: Co-CEO

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date first written above.

/s/Marc J. Leder
Name: Marc J. Leder

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date first written above.

/s/Rodger R. Krouse
Name: Rodger R. Krouse